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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              Current report pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                               __________________


                        Commission File Number 333-21873

        Date of Report (date of earliest event reported): JUNE 30, 1997


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)



        DELAWARE                                        36-3924586
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)



           311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                   (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)


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                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1997, First Industrial, L.P. ( the "Operating Partnership"), acquired 12 light industrial properties, two bulk warehouses and one office building (the "Punia Phase I Properties") in New Jersey, totaling 697,778 square feet of gross leasable area (the "Punia Phase I Acquisition"). The Punia Phase I Properties were acquired for approximately $39.2 million which was funded with $36.0 million in cash and the issuance of 107,516 limited partnership units in the Operating Partnership (the "Units") valued at $3.2 million. The $36 million in cash was funded with borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $36.0 million borrowed under the Operating Partnership's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Punia Phase I Properties were acquired from Ethel Road Associates, Gamma Three Associates, Jayeff Associates, RCP Associates, 244 Sheffield Associates, South Broad Company, Suburban Roseland Associates, and World's Fair 25 Associates, World's Fair Associates, World's Fair Office Associates, and World's Fair V Associates (together the "Punia Group"). Prior to the Punia Phase I Acquisition, the Punia Group was not affiliated with the Operating Partnership, any affiliate of the Operating Partnership or any director or officer of the Operating Partnership. Following the Punia Phase I Acquisition, Jeff Punia and Hayden Tiger were appointed Regional Directors. The Properties will continue to be used for light industrial, bulk warehouse and office use under the existing lease terms.

     In connection with the Punia Phase I Acquisition, the Operating Partnership completed negotiations with the Punia Group to acquire an additional 33 properties totaling 1,055,344 square feet of gross leasable area and additional parcels of land for approximately $65.9 million (the "Punia Phase II Acquisition"). The Punia Phase II Acquisition will be funded with cash and Units and is scheduled to close by September 30, 1997.

                            ITEM 5.  OTHER EVENTS

     The Operating Partnership acquired 16 industrial properties and one parking lot, exclusive of the Punia Phase I Acquisition described above, during the period February 1, 1997 through July 14, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties and the parking lot totaled approximately $49.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties and the parking lot. The 16 industrial properties and one parking lot acquired are described below and were funded with working capital and borrowings under the Operating Partnership's 1996 Unsecured Acquisition Facility. The Operating Partnership has continued the pre-acquisition uses of the properties.

- On February 20, 1997, the Operating Partnership purchased a 58,746 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $1.5 million. The property was purchased from Danis Properties Co., Inc.

- On March 21, 1997, the Operating Partnership purchased a 179,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $5.1 million. The property was purchased from National Wholesale Drug Company.

- On March 28, 1997, the Operating Partnership purchased a 84,956 square foot light industrial property located in Buffalo Grove, Illinois. The purchase price for the property was approximately $4.1 million. The property was purchased from Wells Fargo Bank, N.A.

- On March 31, 1997, the Operating Partnership purchased a 112,082 square foot light industrial property located in New Brighton, Minnesota. The purchase price for the property was approximately $3.2 million. The property was purchased from Lowy Group, Inc. This property was owner occupied prior to purchase.



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-    On March 31, 1997, the Operating Partnership purchased a 79,675 square foot light industrial property located in Brooklyn Park, Minnesota. The purchase price for the property was approximately $4.4 million. The property was purchased from Ryan Companies US, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Operating Partnership purchased a parking lot located in Brooklyn Park, Minnesota. The purchase price for the parking lot was approximately $1.3 million. The parking lot was purchased from Damark International, Inc.

- On April 3, 1997, the Operating Partnership purchased a 49,190 square foot light industrial property located in Eden Prarie, Minnesota. The purchase price for the property was approximately $2.1 million. The property was purchased from The Prudential Insurance Company of America.

- On April 4, 1997, the Operating Partnership purchased a 243,000 square foot bulk warehouse property located in Columbus, Ohio for approximately $5.4 million. The property was purchased from PMF Investments, L.L.C. and Walcutt Road LTD.

- On May 29, 1997, the Operating Partnership purchased a 320,171 square foot bulk warehouse property located in Alsip, Illinois for approximately $8.1 million. The property was purchased from Sammis PCA Partners.

- On June 2, 1997, the Operating Partnership purchased two light industrial properties totaling 92,815 square feet located in West Allis, Wisconsin. The purchase price of the properties was approximately $3.2 million. The properties were purchased from RREEF Mid America Fund III.

- On June 5, 1997, the Operating Partnership purchased a 25,150 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from American Paper and Packaging Corporation. This property was owner occupied prior to purchase.

- On June 13, 1997, the Operating Partnership purchased a 25,254 square foot light industrial property located in Green Bay, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from Wisconsin Public Service Corporation. This property was owner occupied prior to purchase.

- On June 20, 1997, the Operating Partnership purchased a 59,075 square foot light industrial property located in LaGrange, Illinois. The purchase price for the property was approximately $2.5 million. The property was purchased from Chicago Trust Company KATN 1535.

- On June 26, 1997, the Operating Partnership purchased a 39,800 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $1.4 million. The property was purchased from Matex, Inc.

- On June 30, 1997, the Operating Partnership purchased a 212,040 square foot light industrial property located in Elk Grove Village, Illinois. The purchase price for the property was approximately $3.1 million. The property was purchased from 2201 Lunt Avenue Venture.

- On July 14, 1997, the Operating Partnership purchased a 52,402 square foot light industrial property located in Oakland, New Jersey. The purchase price for the property was approximately $2.7 million. The property was purchased from Willinger Bros., Inc. This property was owner occupied prior to purchase.



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                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b).    Financial Statements.  At this time it is impracticable to file the required financial statements and pro forma financial information.
The required financial statements and pro forma financial information will be filed in an amendment to this report on Form 8-K as soon as possible, but not later than sixty (60) days from the date on which this report on Form 8-K is required to be filed.

     (c). Exhibits
          NONE















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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  FIRST INDUSTRIAL, L.P.
                                  BY: FIRST INDUSTRIAL REALTY TRUST, INC.



July 14, 1997               By:    /s/  Michael J. Havala
                                  ----------------------------------
                                  Michael J. Havala
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)



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